                           PURCHASE AND SALE AGREEMENT

         Amertranz Worldwide, Inc., a Delaware corporation (the "Company"), desires to obtain financing by selling its accounts receivable to Fidelity Funding of California, Inc., a California corporation ("Fidelity"), and Fidelity desires to purchase such accounts receivable on the terms and conditions set forth in this Purchase and Sale Agreement (this "Agreement"). In consideration of the mutual covenants and agreements contained herein, the Company and Fidelity hereby agree as follows:

         Section 1.  Definitions and Construction.

         1.1. Definitions. Among the terms used in this Agreement are the following. Terms defined in the UCC which are used and not otherwise defined herein shall have the meanings given them in the UCC.

         "Account" means the right to payment for goods sold or leased or for services rendered which is not evidenced by a promissory note or chattel paper, together with anything else defined as an "account" in the UCC.

         "Account Debtor" means the person or entity which is obligated on an Account.

         "Adjustments" has the meaning given it in Section 4.4.

         "Advance Rate" has the meaning given it in Section 2.2.

         "Advances" has the meaning given it in Section 3.2.

         "Affiliated Companies" means collectively, the Company and Amerford Domestic, Inc.

         "Affiliated Company Agreements" means collectively the Purchase and Sale Agreements of even date herewith between each of the Affiliated Companies and Fidelity.

         "Commitment" means the amount of $3,125,000 for the Affiliated Companies in the aggregate.

         "Dispute" has the meaning given it in Section 6.4.

         "Eligible Accounts" means Accounts (i) which have been outstanding for not more than ninety (90) days from invoice date or as otherwise approved by Fidelity, (ii) as to which Fidelity has a valid and perfected, first priority security interest, (iii) to the extent that the aggregate outstanding amount of Accounts owed by any single Account Debtor does not exceed twenty percent (20%) of the outstanding aggregate amount of Accounts of all Account Debtors, (iv) which are owed by Account Debtors that are not affiliates of the Company or officers or employees of the Company or any affiliate of the Company, (v) which do not arise out of a


87985 04465 CORP 77059                 1

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sale made or services  performed  outside of the United States and which are not owed by an Account Debtor located outside the United States, (vi) which are owed by Account Debtors which are not creditors or suppliers of the Company and which have not asserted any defense or contested any liability with respect to such Accounts, and (vii) which have been approved by Fidelity, in its sole and absolute discretion, for inclusion in the Eligibility Base.

         "Eligibility Base" has the meaning given it in Section 2.2.

         "Event of Default"  has the meaning given it in Section 11.

         "Interest Rate" has the meaning given it in Section 3.3.

         "Late Payment Rate" means the per annum rate of interest equal to four percent (4%) above the Interest Rate but in no event to exceed the maximum rate permitted by applicable law.

         "Merchandise" means goods which are sold or leased or services which are rendered that give rise to an Account.

         "Prime Rate" means the rate as published from time to time by The Wall Street Journal as the base rate for corporate loans at large commercial banks (if more than one such rate is published, the Prime Rate will be the higher or highest of the rates so published). If such rate is no longer published by The Wall Street Journal, then Fidelity shall, in its sole discretion select the base or prime rate for corporate loans at a large commercial bank as the "Prime Rate."

         "Related Rights" means, with respect to any Account, all guarantees and security therefor and all of the Company's right, title and interest in the Merchandise represented by such Account, including all of the Company's rights to returned goods and rights of stoppage in transit, replevin, and reclamation as an unpaid vendor.

         "Reserve Account" has the meaning set forth in Section 5.

         "Term" has the meaning given it in Section 12.4.

         "Transaction Documents" means this Agreement and the documents and instruments executed and delivered in connection therewith.

         "UCC" means the Uniform Commercial Code as in effect in the state, the law of which is applicable.

         1.2. Construction. The terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions and modifications of such agreement, instrument or document. All addendums, exhibits and schedules attached to this Agreement are a part hereof for all


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purposes.  Words in the  singular  form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         1.3. Calculations and Determinations. All interest accruing hereunder shall be calculated on the basis of actual days elapsed (including the first day but excluding the last) plus three business days and a year of 360 days. Unless otherwise expressly provided herein or unless Fidelity otherwise consents, all financial statements and reports furnished to Fidelity hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with generally accepted accounting principles, consistently applied.

         Section 2.  Eligible Accounts.

         2.1. The Company hereby offers to sell, assign, transfer, convey and deliver with recourse to Fidelity, as absolute owner, all of the right, title and interest of the Company in and to all of the Company's Eligible Accounts

         2.2. Subject to the terms of this Agreement, Fidelity agrees to purchase all Eligible Accounts together with the Related Rights but in no event shall Fidelity be obligated to purchase Eligible Accounts if after such purchase is made, the aggregate face amount of all outstanding Eligible Accounts which have been purchased by Fidelity from the Affiliated Companies exceeds the lesser of (i) the Commitment or (ii) seventy percent (70%) (the "Advance Rate") of the net amount of Eligible Accounts less any reserves created from time to time by Fidelity in its sole discretion, reasonably exercised (hereinafter, the "Eligibility Base"). At any time after the first ninety days of the Term, in the event the Affiliated Companies have implemented new internal accounting systems and such implementation has been verified by an audit conducted by Fidelity, Fidelity may in its sole discretion elect to increase the Advance Rate to eighty percent (80%). The amount of the Company's Eligible Accounts which constitute the first purchase during the Term or any extended term of this Agreement or which are purchased after the first month of the Term or any such extended term (in each case less the amounts retained by Fidelity for the payment of fees and to create the Reserve Account), must equal or exceed $5,000.

         2.3. Fidelity shall not be obligated to purchase any Account hereunder until it shall have received the following documents, duly executed in form and substance satisfactory to Fidelity and its counsel: (i) a guaranty from each of Martin Hoffenberg, Philip S. Rosso, and S. Gary Friedman, (ii) a guaranty of each of Amerford DeCaribe, Inc. Integrity Logistics, Inc. and Amerford Domestics, Inc., (iii) a release agreement along with related UCC termination statements from Ambassador Factors, and (iv) intercreditor agreements with any other person who holds a security interest in any of the Collateral. The Company shall allow Fidelity, during normal business hours, access to all of its locations and all of its books and records. In addition, the Company shall allow Fidelity to consult with its officers and


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employees  concerning  the  Company's  business  and  operations.   Furthermore,
Fidelity shall not be obligated to purchase any Account if (i) Fidelity deems the Account unacceptable for any reason, (ii) an Event of Default, or an event with which the passage of time or the giving of notice shall become an Event of Default, has occurred hereunder, or (iii) such purchase shall be prohibited by any law or any regulation or any order of any court or governmental agency or authority.

         2.4. The Company may, from time to time, submit names of Account Debtors to Fidelity for approval prior to submissions of an Account to Fidelity. A credit investigation by Fidelity shall not be deemed an acceptance of an Account and Fidelity shall be free to reject any Account submitted by the Company if Fidelity deems the Account unacceptable, even though Fidelity may have previously approved such Account Debtor. Except as Fidelity may otherwise agree in writing, the payment terms of all Accounts submitted to Fidelity shall not exceed "net 30 days" unless otherwise agreed to in writing by Fidelity.

         2.5. Accounts shall be submitted to Fidelity on an Eligibility Certificate. The Eligibility Certificate shall be in the form attached hereto as Exhibit "A", and shall be signed by a person acting or purporting to act on behalf of the Company. There shall be no more than one (1) Eligibility Certificate submitted each week unless Fidelity otherwise agrees in writing. At the time the Eligibility Certificate is presented, the Company shall also deliver to Fidelity an updated aging accompanied by sales journal, cash receipts journal and credit flash adjustment register generated since the date of the prior funding. All invoices shall plainly state on their face that amounts payable thereunder are payable only to the remittance address set forth below. Copies of invoices shall be provided to Fidelity upon request. Payment by Fidelity of the sum specified in Section 3.1 below with respect to an Account shall constitute acceptance of such Account by Fidelity at which time the Account shall become an Eligible Account.

         2.6. Any and all Eligible Accounts shall be purchased with full recourse against the Company, including but not limited to recourse as to the insolvency or other financial inability of the Account Debtor to pay. Any Eligible Account not paid after ninety (90) days from invoice date, shall no longer constitute an Eligible Account and shall be excluded from the Eligibility Base on the ninety-first (91st) day after the invoice date.

         2.7. If the aggregate outstanding face amount of all outstanding Eligible Accounts which have been purchased by Fidelity from the Affiliated Companies ever exceeds the Eligibility Base, Fidelity shall be repaid such excess, either by means of the Affiliated Companies immediately on demand paying Fidelity an amount at least equal to such excess, Fidelity deducting such excess amount from the purchase price for the next Eligible Accounts purchased hereunder or Fidelity charging such excess amount against the Reserve Account, as Fidelity may elect.


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         2.8.  The  Company  hereby  sells,  transfers,  conveys  and assigns to
Fidelity all its right, title and interest in and to each Eligible Account together with all Related Rights, effective at the time of acceptance thereof by Fidelity. Upon Fidelity's acceptance of each Eligible Account, Fidelity shall be the sole owner and holder of such Eligible Account and the Related Rights. The Company agrees to execute and deliver to Account Debtors obligated under Eligible Accounts such written notices of sale of the eligible Accounts as Fidelity may request.

         Section 3.  Advances and Interest.

         3.1. Fidelity shall purchase an Eligible Account at a purchase price equal to the face amount of the Eligible Account multiplied by the Advance Rate. The purchase price shall be advanced by Fidelity to the Company as directed by the Company.

         3.2. The Company shall pay to Fidelity interest on the daily balance of all sums (the "Advances") remitted, paid, or otherwise advanced by Fidelity to the Company or for the Company's benefit (including but not limited to the purchase price of Eligible Accounts purchased by Fidelity hereunder), net of all payments received from the Company's Account Debtors or otherwise received by Fidelity on the Company's behalf, which are credited to the Company's account.

         3.3. Interest shall be charged on the Advances on each day at a rate equal to the Prime Rate in effect on such day, plus four percent (4%) per annum (the "Interest Rate"), but in no event to exceed the maximum rate permitted by applicable law. If the Prime Rate changes after the date hereof, the Interest Rate shall be automatically increased or decreased, as the case may be, without notice to the Company from time to time as of the effective time of each change in the Prime Rate. Interest shall be due and payable on the last day of each calendar month and may, in Fidelity's sole discretion, be charged against the Reserve Account or other sums that may be due to the Company hereunder.

         3.4. All past due amounts owed hereunder, including but not limited to interest that is not paid when due because there is a negative balance in the Reserve Account or otherwise, shall bear interest at the Late Payment Rate and shall be payable on demand.

         Section 4.  Fees and Expenses.

         4.1. The Affiliated Companies shall pay to Fidelity an annual commitment fee in the amount of one percent (1%) of the Commitment, payable on the date of the first purchase of Eligible Accounts hereunder and on each annual anniversary date occurring hereafter. The Company hereby authorizes Fidelity, at its sole discretion, to deduct the commitment fee from the purchase price for such Eligible Accounts or to charge the commitment fee against the Reserve Account.


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



         4.2. As consideration for Fidelity's commitment to purchase Eligible Accounts hereunder, the Affiliated Companies agree to pay to Fidelity a monthly minimum fee (the "Monthly Minimum Fee") of not less than $11,000 for each calendar month (or fraction thereof, on a prorated basis) during the Term. In the event that the interest actually earned and received by Fidelity during any calendar month (or fraction thereof on a prorated basis) is less than the Monthly Minimum Fee, the Affiliated Companies shall pay to Fidelity the difference between such amount and the Monthly Minimum Fee, regardless of Fidelity's prior compensation.

         4.3. The Company agrees to reimburse Fidelity upon demand for all reasonable attorney's fees, court costs and other expenses incurred by Fidelity in preparation, negotiation, and enforcement of this Agreement and protecting or enforcing its interest in the Eligible Accounts or the Collateral, in collecting the Eligible Accounts or the Collateral, or in the representation of Fidelity in connection with any bankruptcy case or insolvency proceeding involving the Company, the Collateral, any Account Debtor, or any Eligible Account. The Company hereby authorizes Fidelity, at its sole discretion, to deduct such fees, costs and expenses from the purchase price for Eligible Accounts. The fees of Fidelity's attorneys for work in connection with the negotiation, preparation and execution of the Affiliated Company Agreements will be $10,000 plus expenses.

         4.4. Fidelity shall be entitled to deduct from the Reserve Account charges for the following routine expenses incurred by Fidelity in the course of performing its functions with respect to the Eligible Accounts: long-distance telephone charges, postage, credit reports, wire transfers, overnight mail delivery, UCC and tax lien searches and filing fees ("Adjustments").

         4.5. The Affiliated Companies shall pay to Fidelity a liquidation fee ("Liquidation Fee") in the amount of five percent (5%) of the face amount of each Eligible Account outstanding at any time during a Liquidation Period (as defined below). The Liquidation Fee shall be payable on the earlier to occur of
(i) the date on which Fidelity collects the applicable Eligible Account and (ii) the ninetieth (90th) day from invoice date of the Eligible Account. The
Liquidation Fee shall be paid either by means of Fidelity charging the Liquidation Fee against the Reserve Account or by the Affiliated Companies directly to Fidelity the amount of the Liquidation Fee, as Fidelity may elect. The Liquidation Fee is in addition to any termination fee provided for in
Section 12.4. For purposes of this section, "Liquidation Period" means a period beginning on the earliest date of (i) the commencement against or by either Affiliated Company of any voluntary or involuntary case under the federal Bankruptcy Code, (ii) the general assignment by either Affiliated Company for the benefit of its creditors; (iii) the appointment or taking possession by a receiver, liquidator, assignee, custodian or similar official of all or a substantial part of either Affiliated Company's assets, or (iv) the cessation of business of either Affiliated Company and ending on the date on


87985 04465 CORP 77059                 6

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which Fidelity has actually received all fees, costs, expenses and other amounts owing to it hereunder.

         Section 5. Reserve Account. Fidelity shall create and maintain a reserve account (the "Reserve Account") in the amount of thirty percent (30%) (the "Reserve Percentage") of the face amount of the Eligible Accounts out of any payments or credits otherwise to be made to Fidelity with respect to such Eligible Accounts, provided that if the Advance Rate is increased pursuant to paragraph 2.2, the Reserve Percentage shall simultaneously be decreased to twenty percent (20%). In no event shall the Reserve Account at any time equal less than the Reserve Percentage of all Eligible Accounts remaining unpaid. Fidelity may charge against the Reserve Account any amount for which either Affiliated Company may be obligated to Fidelity at any time, whether under the terms of either Affiliated Company Agreement, or otherwise, including but not limited to amounts owed under Sections 3 and 4 hereof, any damages suffered by Fidelity as a result of either Affiliated Company's breach of any provision of
Section 6 hereof or the other Affiliated Company Agreement (whether intentional or unintentional), any losses (under any one or more Schedules of Accounts) due to an Account Debtor's insolvency or other financial inability to pay, any Disputes, Adjustments or attorneys' fees and disbursements due under Section 4.4 hereof or the other Affiliated Company Agreement. The Company recognizes that any balance in the Reserve Account represents bookkeeping entries and not cash funds. It is further agreed that with respect to the balances in the Reserve Account, Fidelity is authorized to withhold such payments and credits otherwise due to the Company under the terms of this Agreement for reasonably anticipated claims such as, for example, chargebacks or credits against either of the Affiliated Companies for Account Debtor claims. If the amount of the Reserve Account exceeds the Reserve Percentage of the face amount of the Eligible Accounts remaining unpaid, Fidelity shall distribute such excess amount to the Company on a weekly basis; provided that no Event of Default has occurred and is continuing and the Company has not ceased selling Accounts to Fidelity. If an Event of Default has occurred and is continuing, or, in the event the Company shall cease selling Accounts to Fidelity, Fidelity shall not pay the amount in the Reserve Account until all Accounts of the Affiliated Companies have been collected or Fidelity has determined, in its sole discretion, that it will make no further efforts to collect any Accounts and all sums due Fidelity hereunder have been paid. Fidelity shall make available to the Company, through Fidelity's computer link capabilities or otherwise, within fifteen (15) days of the close of the preceding calendar month, a summary or statement of the Company's account, prepared from Fidelity's records, which will conclusively be deemed correct and accepted by the Company unless the Company gives Fidelity a written statement of exceptions within thirty (30) days after receipt of such extract or statement.

         Section 6. The Company's Representations and Covenants. The Company represents, warrants and covenants to Fidelity that:


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         6.1. The Company is a corporation duly organized,  validly existing and in good standing under the laws of the State of its incorporation and is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary or desirable. The execution, delivery and performance by the Company of this Agreement does not and will not constitute a violation of any applicable law or of the Company's articles or certificate of incorporation or Bylaws or any material breach of any other document, agreement or instrument to which the Company is a party or by which the Company is bound. The Agreement is a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms. The Company is conducting its business in material compliance with all applicable federal, state or local laws, and has and is in compliance with all licenses and permits required under any such laws.

         6.2. No Eligible Account shall be subject to any lien, encumbrance, security interest or other claim of any kind or nature. The Company will not transfer, sell, pledge or give a security interest in any of its Accounts to anyone other than Fidelity nor will the Company factor or sell any of its Accounts except to Fidelity. There are no financing statements now on file in any public office governing any property of the Company of any kind, real or personal, in which the Company is named in or has signed as the debtor, except the financing statement or statements filed or to be filed in respect of this Agreement or those statements now on file that have been disclosed in writing by the Company to Fidelity. The Company will not execute any financing statement in favor of any other person or entity, excepting Fidelity, during the term.

         6.3. Immediately prior to the execution and delivery of each Eligibility Certificate, the Company will be the sole owner and holder of each of the Accounts described thereon and the Related Rights. Upon Fidelity's acceptance of each Eligible Account, it shall become the sole owner and holder of such Eligible Account.

         6.4. The amount of each Eligible Account is due and owing to the Company and represents an accurate statement of a bona fide sale, delivery and acceptance of Merchandise or performance of service by the Company to or for an Account Debtor. The terms for payment of Eligible Accounts are thirty (30) days from date of invoice and the payment of such Eligible Accounts is not contingent upon the fulfillment by the Company of any further performance of any nature whatsoever. To the best of the Company's knowledge, there are and shall be no set-offs, allowances, discounts, deductions, counterclaims, or disputes with respect to any Eligible Account, either at the time it is accepted by Fidelity for purchase or prior to the date it is to be paid. "Dispute," as used in the last preceding sentence, shall mean any claim by an Account Debtor against the Company, of any kind whatsoever, valid or invalid, that is asserted by the Account Debtor as a basis for refusing to pay an Eligible Account either in whole or in part. The Company agrees to inform Fidelity in writing immediately upon learning that there


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



exists or may exist any dispute, or other matter which diminishes or may diminish the dollar amount or timely collection of such Eligible Account.

         6.5. The Company shall accept no returns and shall grant no allowance or credit to any Account Debtor without notice to and the prior written approval of Fidelity. The Company shall provide to Fidelity for each Account Debtor on Eligible Accounts that have been purchased, a weekly report in form and substance satisfactory to Fidelity itemizing all such returns and allowances made during the previous week with respect to such Eligible Accounts and a check (or wire transfer) payable to Fidelity for the amount thereof. Each Account Debtor's business is solvent to the best of the Company's knowledge.

         6.6. Fidelity shall have the right to audit the Company's books and records once per calendar quarter, and during the continuance of an Event of Default, from time to time, upon reasonable notice to the Company. The Company shall pay all costs associated with such audits which shall be $700 per day per person plus reasonable out-of-pocket expenses.

         6.7. The address set forth below the Company's signature hereon is the Company's mailing address, its chief executive office, principal place of business and the office where all of the books and records concerning the Eligible Accounts are maintained. The Company shall not change its mailing address, chief executive office, principal place of business or place where such records are maintained without thirty (30) days prior written notice to Fidelity.

         6.8. The application ("Application") made by the Company in connection with this Agreement, and the statements made therein are true and correct at the time that this Agreement is executed.

     6.9. In no event shall the funds paid to the Company hereunder be used directly or indirectly for personal, family, household or agricultural purposes.

     6.10. The Company shall maintain its books and records in accordance with generally accepted accounting principles and shall reflect on its books the absolute sale of the Eligible Accounts to Fidelity. The Company shall furnish Fidelity, upon request, such information and statements as Fidelity shall request from time to time regarding the Company's business affairs, financial condition and results of its operations. Without limiting the generality of the foregoing, the Company shall provide Fidelity, on or prior to the 30th day of each month, unaudited consolidated and consolidating financial statements with respect to the prior month and, within ninety (90) days after the end of each of the Company's fiscal years, reviewed annual consolidated and consolidating financial statements and such certificates relating to the foregoing as Fidelity may request including, without limitation, a monthly certificate from the president and chief financial officer


87985 04465 CORP 77059                 9
of the Company stating whether any Events of Default have occurred and stating in detail the nature of the Events of Default. In addition, the Company will furnish to Fidelity upon request a current listing of all open and unpaid accounts payable and accounts receivable, names, addresses and contact persons for Account Debtors, and such other items of information that Fidelity may deem necessary or appropriate from time to time.

     6.11. The Company has paid and will pay all taxes and governmental charges imposed with respect to sales of the Merchandise and furnish to Fidelity upon request satisfactory proof of payment and compliance with all federal, state and local tax requirements.

     6.12. The Company will promptly notify Fidelity of any attachment or any other legal process levied against the Company.

     6.13. Waivers and releases for all labor, services, equipment or material of the Company and others will be submitted on Fidelity's form concurrently with each Eligibility Certificate. The Company has served or caused to be served any and all preliminary notices required by law to perfect or enforce any mechanic's lien or stop notice or bonded stop notice for the Eligible Accounts and the information contained in those notices is true and correct to the best of the Company's knowledge.

     6.14. There is no fact which the Company has not disclosed to Fidelity in writing which could materially adversely affect the properties, business or financial condition of the Company, or any of the Eligible Accounts or Collateral, or which it is necessary to disclose in order to keep the foregoing representations and warranties from being misleading.

     Section 7. Notice of Purchase. The Company shall execute and deliver to Fidelity and/or file at such times and places as Fidelity may designate Uniform Commercial Code Financing Statements to give notice of Fidelity's purchase of the Eligible Accounts as required by the Uniform Commercial Code.

         Section 8. Collateral. In order to secure the payment of all indebtedness and obligations of the Company and the other Affiliated Company to Fidelity, whether presently existing or hereafter arising, the Company hereby grants to Fidelity a security interest in and lien upon all of the Company's right, title and interest in and to (a) any and all Reserve Accounts and all payments (if any) due or to become due to the Company from the Reserve Accounts;
(b) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of the Company's right title and interest in the goods purchased and represented thereby including all of the Company's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (c) all inventory, wherever located and whether now or hereafter existing, (including, but not limited


87985 04465 CORP 77059                 10
to raw materials and work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which the Company has an interest in mass or a joint or other interest or rights of any kind, and goods which are returned to or repossessed by the Company) and all accessions thereto and products thereof and documents therefor; (d) all equipment, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (e) all books and records pertaining to the foregoing, including but not limited to computer programs, data and lists; and
(f) all proceeds of the foregoing (collectively, the "Collateral"). The Company agrees to comply with all appropriate laws in order to perfect Fidelity's security interest in and to the Collateral, to execute any financing statement(s) or additional documents as Fidelity may require and to deliver to Fidelity a list of all locations of its inventory and equipment. The occurrence of any Event of Default (as hereinafter defined) shall entitle Fidelity to all of the default rights and remedies (without limiting the other rights and remedies exercisable by Fidelity either prior or subsequent to an Event of Default) as available to a secured party under the Uniform Commercial Code.

     Section 9. Collection.

         9.1. The Company shall notify all Account Debtors and take other necessary or appropriate means to insure that all Accounts, whether or not purchased by Fidelity, shall be paid directly to Fidelity at the remittance address set forth below. Fidelity shall have the right at any time to so notify all Account Debtors if the Company fails to do so. After collection by Fidelity, all payments on Collateral shall be promptly remitted to the Company, subject to Fidelity's rights therein as a secured party and its rights to offset any sums then owing by the Company hereunder.

         9.2. Fidelity, as the sole and absolute owner of the Eligible Accounts purchased hereunder, shall have the sole and exclusive power and authority to collect each such Eligible Account, through legal action or otherwise, and Fidelity may, in its sole discretion, settle, compromise, or assign (in whole or in part) any of such Eligible Accounts, or otherwise exercise any other right now existing or hereafter arising with respect to any of such Eligible Accounts. If the Company receives payment of all or any portion of any of such Eligible Accounts or any other account, the Company shall notify Fidelity immediately and shall hold all checks and other instruments so received in trust for Fidelity and shall deliver to Fidelity such checks and other instruments without delay.

         9.3. Fidelity shall have the right at any time, either before or after the occurrence of an Event of Default and without notice to the Company, to notify any or all Account Debtors on the Collateral of the assignment of the Collateral to Fidelity and to direct such Account Debtors to make payment of all amounts due or


87985 04465 CORP 77059                 11
to become due to the Company directly to Fidelity, and to the extent permitted by law, to enforce collection of any Collateral and to adjust, settle or compromise the amount or payment thereof. Upon the occurrence and during the continuance of an Event of Default or any breach of any provisions of this Agreement, such payments shall be applied by Fidelity to the payment or the prepayment of the indebtedness and obligations of the Company to Fidelity or held as cash collateral for such indebtedness and obligations. All amounts and proceeds (including instruments and writings) received by the Company in respect of the Collateral shall be received in trust for the benefit of Fidelity hereunder, shall be segregated from other funds of the Company and shall be promptly paid over to Fidelity in the same form as so received (with any necessary endorsement) to be applied in the same manner as payments received directly by Fidelity.

     Section 10. Power of Attorney. The Company grants to Fidelity an irrevocable power of attorney authorizing and permitting Fidelity, at its option, with or without notice to the Company to do any or all of the following:

         (a) Endorse the name of the Company on any checks or other evidences of payment whatsoever that may come into the possession of Fidelity regarding Eligible Accounts or Collateral, including checks received by Fidelity pursuant to Section 9 hereof;

     (b) Receive, open and forward any mail addressed to the Company and put Fidelity's address on any statements mailed to Account Debtors;

     (c) Pay, settle, compromise, prosecute or defend any action, claim, conditional waiver and release, or proceeding relating to Eligible Accounts or Collateral;

         (d) Upon the occurrence of an Event of Default, notify in the name of the Company, the U.S. Post Office to change the address for delivery of mail addressed to the Company to such address as Fidelity may designate. Fidelity shall turn over to the Company all such mail not relating to Eligible Accounts or Collateral;

         (e) Verify, sign, acknowledge, record, file for recording, serve as required by law, any claim of mechanic's lien, stop notice or bonded stop notice in the sole and absolute discretion of Fidelity relating to any Eligible Account or Collateral;

         (f) Insert all recording or service information in any Mechanic's Lien or Assignment of Rights Under Stop Notice/Bonded Stop Notice which the Company has signed in connection with this Agreement, recorded or served to enforce payment of the Eligible
Accounts or Collateral;

     (g) Execute and file on behalf of the Company any financing statement deemed necessary or appropriate by Fidelity to protect


87985 04465 CORP 77059                 12

Fidelity's interest in and to the Eligible Accounts or Collateral, or under any provision of this Agreement; and

         (h) To do all other things necessary and proper in order to carry out this Agreement. The authority granted to Fidelity herein is irrevocable until this Agreement is terminated and all Advances are fully satisfied.

         Section 11. Default and Remedies. An event of default ("Event of Default") shall be deemed to have occurred hereunder and Fidelity shall have no further obligation to purchase Accounts and may immediately exercise its rights and remedies with respect to the Eligible Accounts and the Collateral under this Agreement, the Uniform Commercial Code, and applicable law, upon the happening of one or more of the following:

     (a) The Company shall fail to pay as and when due any amount owed to Fidelity;

         (b) The Company shall breach any covenant or agreement made herein or if any warranty or representation made herein shall be untrue when made and the same is not cured to Fidelity's satisfaction within ten (10) days after such breach or occurrence;

         (c) Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by the Company, or by any other person on behalf of the Company, to Fidelity is not true and correct in any material respect;

         (d) There shall be commenced by or against the Company any voluntary or involuntary case under the federal Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for a substantial portion of its assets;

         (e) The Company shall become insolvent in that its debts are greater than the fair value of its assets, or the Company is generally not paying its debts as they become due;

         (f) Any involuntary lien, garnishment, attachment or the like shall be issued against or shall attach to the Eligible Accounts or the Collateral and the same is not released within ten (10) days;

     (g) A material adverse change shall have occurred in the Company's financial condition, business or operations;

         (h) The Company shall have a federal or state tax lien filed against any of its properties, or shall fail to pay any federal or state tax when due, or shall fail to file any federal or state tax form as and when due; and

     (i) An Event of Default shall occur under the other Affiliated Company Agreement.


87985 04465 CORP 77059                 13

         Section 12.  Miscellaneous

         12.1 Equitable Relief. In the event that the Company commits any act or omission which prevents or unreasonably interferes with: (a) Fidelity's exercise of the rights and privileges arising under the power of attorney granted in
Section 10 of this Agreement; or (b) Fidelity's perfection of or levy upon the security interest granted in the Collateral, including any seizure of any Collateral, such conduct will cause immediate, severe, incalculable and irreparable harm and injury, and shall constitute sufficient grounds to entitle Fidelity to an injunction, writ of possession, or other applicable relief in equity, and to make such application for such relief in any court of competent jurisdiction, without any prior notice to the Company.

         12.2 Cumulative Rights. All rights, remedies and powers granted to Fidelity in this Agreement, or in any other instrument or agreement given by the Company to Fidelity or otherwise available to Fidelity in equity or at law, are cumulative and may be exercised singularly or concurrently with such other rights as Fidelity may have. These rights may be exercised from time to time as to all or any part of the Eligible Accounts purchased hereunder or the Collateral as Fidelity in its discretion may determine. In the event that the transaction between the Company and Fidelity is construed to be a loan from Fidelity to the Company, such loan shall be secured by Eligible Accounts and the Collateral and Fidelity shall have all rights and remedies available to a lender or a secured party under the UCC or otherwise in addition to its rights and remedies hereunder. Fidelity may not waive its rights and remedies unless the waiver is in writing and signed by Fidelity. A waiver by Fidelity of a right or remedy under this Agreement on one occasion is not a waiver of the right or remedy on any subsequent occasion. A purchase of an Account by Fidelity during the continuance of an Event of Default shall not obligate Fidelity to purchase any other Accounts during the continuation of such Event of Default.

         12.3 Notices. Any notice or communication with respect to this Agreement shall be given in writing, sent by (i) personal delivery, or (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, or (iv) prepaid telegram, telex or telecopy, addressed to each party hereto at its address set forth below or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted deliver at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt. The Company hereby agrees that Fidelity may publicize the financing transaction contemplated by this Agreement in newspapers, trade and similar publications including, without limitation, the publication of a "tombstone".


87985 04465 CORP 77059                 14

         12.4 Term. The term of this Agreement shall be for two (2) year(s) from the date hereof (the "Term"). The Affiliated Companies shall have no right to terminate the Affiliated Company Agreements; provided that the termination of either Affiliated Company Agreement shall cause the termination of the other Affiliated Company Agreement and in the event this Agreement is terminated for any reason during the first year of the Term, the Affiliated Companies shall pay to Fidelity an early termination fee in the amount of five percent (5%) of the Commitment, and in the event this Agreement is terminated for any reason during the second year of the Term, the Affiliated Companies shall pay to Fidelity an early termination fee in the amount of three percent (3%) of the Commitment to the maximum extent permitted by applicable law. Any termination of this Agreement shall not affect Fidelity's security interest in the Collateral and Fidelity's ownership of the Eligible Accounts, and this Agreement shall continue to be effective, until all transactions entered into and obligations incurred hereunder have been completed and satisfied in full.

         12.5 Right of First Offer. The Company hereby agrees that in the event the Company receives a written commitment either during or at the end of the Term from a third party to provide financing or factoring to the Company, which commitment the Company intends to accept (the "new commitment"), the Company will (i) advise Fidelity in writing of the identity of the offeror and the complete terms of the new commitment and (ii) if Fidelity elects, in its sole discretion, to offer to modify this Agreement to contain the same terms as the new commitment, accept Fidelity's offer.

         12.6 Severability. Each and every provision, condition, covenant and representation contained in this Agreement is, and shall be construed, to be a separate and independent covenant and agreement. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby.

         12.7 Parties in Interest. All grants, covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns;provided, however, that the Company may not delegate or assign any of its duties or obligations under this Agreement without the prior written consent of Fidelity. FIDELITY RESERVES THE RIGHT TO ASSIGN ITS RIGHTS AND OBLIGATIONS UNDER THIS IN WHOLE OR IN PART TO ANY PERSON OR ENTITY.

         12.8 GOVERNING LAW; SUBMISSION TO PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MASSACHUSETTS AND THE LAWS OF THE UNITED STATES OF AMERICA. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN MASSACHUSETTS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT, THE PURCHASE OF ELIGIBLE ACCOUNTS OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND THE COMPANY BY ANY MEANS ALLOWED


87985 04465 CORP 77059                 15

UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE PURCHASE OF ELIGIBLE ACCOUNTS OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND THE COMPANY SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF MASSACHUSETTS HAVING JURISDICTION. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         12.9 WAIVER OF JURY TRIAL, PUNITIVE AND CONSEQUENTIAL DAMAGES, ETC. EACH OF THE COMPANY AND FIDELITY HEREBY (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

         12.10 COMPLETE AGREEMENT. THIS AGREEMENT, THE SECURITY DOCUMENTS DESCRIBED HEREIN, AND THE ACKNOWLEDGEMENT DELIVERED IN CONNECTION HEREWITH SET FORTH THE ENTIRE UNDERSTANDING AND AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO MODIFICATION OR AMENDMENT OF OR SUPPLEMENT TO THIS AGREEMENT OR TO SUCH ACKNOWLEDGEMENT SHALL BE VALID OR EFFECTIVE UNLESS THE SAME IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM IT IS SOUGHT TO BE ENFORCED.





87985 04465 CORP 77059                 16

         The undersigned have entered into this Agreement as of the 16th day of March, 1995.



FIDELITY FUNDING OF                            AMERTRANZ WORLDWIDE, INC.
CALIFORNIA, INC.                                 a Delaware corporation
a California corporation



By: __________________________                 By:_____________________________
    Name:                                          Name:
    Title:                                         Title:



Remittance  P. O. Drawer 840425
Address:    Dallas, Texas 75284-0425

Mailing     14850 Montfort Drive            2001 Marcus Avenue
Address:    Suite 200                       Lake Success, NY 11042
            Dallas, Texas  75240

Street      14850 Montfort Drive            Same
Address:    Suite 200
            Dallas, Texas  75240



87985 04465 CORP 77059                 17

                                    EXHIBIT A

                          ELIGIBILITY CERTIFICATE AS OF


                                 SCHEDULE NUMBER

THE COMPANY:


                        ACCOUNTS RECEIVABLE AVAILABILITY

                                      DATE

1.       Accounts Receivable (A/R)
          [line 5 prev. report]                               $ __________
2.       Plus New Receivables                                 + __________
3.       Less Collections                                     - __________
4.       Less Credits and Adjustment                          - __________

5.       Current A/R Balance as of               =
                         _______________ (Date)               $ __________

6.       Less ineligible A/R
         a.  Past Due (90 days)                               $ __________
         b.  Cross Aging                                      $ __________
         c.  COD Sales                                        $ __________
         d.  Foreign Sales                                    $ __________
         e.  Contra accounts,
                Affiliate/Intercompany                        $ __________
         f.  Other
                                                              $ __________

                Total Ineligible A/R:            -            $ __________

7.       Eligible A/R (line 4 minus line 5)      =            $ __________
8.       Advance Rate                            x                  70%
                                                                ----------

9.       A/R Availability                        =            $ __________

   ==============================================================

10.      Maximum Availability                                 $  1,750,000
                                                                 ----------
11.      Ending Balance as of
         _______________ (date)                        -      $ ___________
12.      Availability
         (lesser of line 9 or 10 minus 11)
                                                       =      $ ___________


13.      Advance Request (This Certificate)                   $

14.      New Balance (line 11 plus line 13)            =      $ ___________

15.      Net Availability (Over Advance)                      $ ___________


87985 04465 CORP 77059                 18

The undersigned, [name] , [title] does hereby certify that he has made a thorough inquiry into all matters certified herein and, based upon such inquiry and experience does hereby certify that:

     1. He is the duly elected, qualified, and acting __________, of the Company.

     2. This Eligibility Certificate is being submitted to Fidelity Funding of California, Inc. pursuant to that certain Purchase and Sale Agreement dated as of _______________, 199__ between the Company and Fidelity (as from time to time supplemented or amended, the "Agreement").

     3. All representations and warranties made in the Agreement (assuming that the Accounts listed on this Eligibility Certificate are purchased under the Agreement) or any other instrument, document, certificate or other agreement executed in connection therewith (collectively, the "Transaction Documents") delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Agreement) as if such representations and warranties had been made as of the date hereof.

     4. No Event of Default (as defined in the Agreement) exists on the date hereof.

     5. The Company has performed and complied with all agreements and conditions required in the Transaction Documents to be performed or complied with by it on or prior to the date hereof.

     6. After Fidelity makes the advances requested by this Eligibility Certificate, the aggregate face amount of all outstanding Eligible Accounts of the Affiliated Companies which have been purchased by Fidelity does not exceed the lesser of (i) the Commitment and (ii) the Eligibility Base.

     7. All information contained in this Eligibility Certificate is true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of March 16 , 1995.


                                            ______________/s/_________________
                                            Name:
                                            Title:




87985 04465 CORP 77059                 19

                                  July 5, 1995



VIA FEDERAL EXPRESS

Mr. Michael Barsa
Amertranz Worldwide, Inc.
Amerford Domestic, Inc.
2001 Marcus Avenue
Lake Success, New York  11042

                    Re: Amendment of Purchase and Sale Agreement dated March 16, 1995 (the "Amertranz Agreement") between FIDELITY FUNDING OF CALIFORNIA, INC. ("Fidelity") and AMERTRANZ WORLDWIDE, INC. ("Amertranz") and Purchase and Sale
                         Agreement dated March 16, 1995 (the "Amerford Agreement") between FIDELITY FUNDING OF CALIFORNIA, INC. ("Fidelity") and AMERFORD DOMESTIC, INC. ("Amerford")

Dear Mr. Barsa:

     This letter agreement ("Letter Agreement") will confirm the understanding and agreement between Fidelity and Amertranz and Amerford (Amertranz and Amerford being hereinafter collectively referred to as the "Affiliated Companies") amending the terms of the Amertranz Agreement and the Amerford Agreement (hereinafter collectively referred to as the "Agreements"):

     1. Effective July 3, 1995, for the purpose of the Agreements, the following terms have the meaning hereinafter set forth:

     (a) "Advance Rate" shall mean eighty percent (80%).

     (b) "Reserve Percentage" shall mean twenty percent (20%).

     2. If, as of September 1, 1995, the Affiliated Companies have either:

     (a) failed to have each implemented new internal accounting systems (which such implementation has been verified by Fidelity in its sole discretion, reasonably exercised); or

     (b) failed to have collectively received at least a one million dollar ($1,000,000) contribution of capital, then the Affiliated Companies agree that Fidelity may, in its sole and absolute discretion, decrease the Advance Rate to 70% and increase the Reserve Percentage to 30%.


     3. The benefits of this Letter Agreement shall inure to the respective successors and assigns of the parties, hereto and of the indemnified parties, and the obligations and liabilities assumed in this Letter Agreement by the parties hereto shall be binding upon their respective successors and assigns.

     4. This Letter Agreement may not be amended or modified except in writing. This Letter Agreement and the Agreements represent the entire understanding between the parties, and all prior discussions and negotiations are merged in it. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts without giving effect to conflicts of law principles thereof which might refer such interpretations to the laws of a different state or jurisdiction.

Michael Barsa
July 5, 1995
Page 2


     5. This Letter Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

     If the foregoing correctly sets forth our Agreements, we would appreciate your signing and returning to us the enclosed copies of this letter, whereupon this letter shall constitute a binding Agreement between us.

                                   Sincerely,

                                   FIDELITY FUNDING OF CALIFORNIA, INC.



                                   By:________________ /s/________________
                                       Name:
                                       Title:



Intending to be legally bound, the undersigned hereby accepts and agrees to the foregoing in its entirety.

AMERTRANZ WORLDWIDE, INC.



By: ________________/s/_____________
    Name:
    Title:



Intending to be legally bound, the undersigned hereby accepts and agrees to the foregoing in its entirety.

AMERFORD DOMESTIC, INC.



By: __________________/s/________________
    Name:
    Title:



87985 09982 CORP 86028

Michael Barsa
July 5, 1995
Page 3


                              CONSENT AND AGREEMENT

     MARTIN HOFFENBERG, PHILIP S. ROSSO, S. GARY FRIEDMAN, AMERFORD DE CARIBE, INC. and INTEGRITY LOGISTICS, INC. do hereby consent to the provisions of this Letter Agreement and the transactions contemplated herein and hereby ratify and confirm the Guaranties dated as of March 16, 1995 made by each of them for the benefit of Fidelity, and each agrees that the obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.





GUARANTOR:



________________/s/_______________
MARTIN HOFFENBERG





GUARANTOR:



_______________/s/__________________
PHILIP S. ROSSO




GUARANTOR:



_____________/s/____________________
S. GARY FRIEDMAN





GUARANTOR:

AMERFORD DE CARIBE, INC.



By:______________/s/_________________
   Name:
   Title:


GUARANTOR:

INTEGRITY LOGISTICS, INC.



By:_______________/s/________________
   Name:
   Title:




87985 09982 CORP 86028

Michael Barsa
July 5, 1995
Page 4


                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


     This Second Amendment to Purchase and Sale Agreement (this "Amendment") is made and entered into and effective as of October 25, 1995, by and between Amertranz Worldwide, Inc. (the "Company") and Fidelity Funding of California Inc. ("Fidelity").

     A. The Company and Fidelity have entered into that certain Purchase and Sale Agreement dated as of March 16, 1995, as amended by the letter agreement dated as of July 5, 1995, (as so amended, the "Original Agreement"). Capitalized terms used in this Amendment shall have the same meanings given to them in the Original Agreement.

     B. The Company and Fidelity desire to amend the Original Agreement and hereby agree as follows:

     1. Amendments. Fidelity and the Company hereby agrees as follows:

     (a) Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "New Financing" immediately following the definition of "Merchandise":

     "`New Financing' means any financing obtained by the Company from a financing source other than Fidelity, Tia, Inc. or any Affiliate of such entities or pursuant to Paragraph 3 of the Loan and Security Agreement dated October 25, 1995 between the Company and TIA, Inc."

     Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "Subordinated Obligations" immediately following the definition of "Reserve Account":

     "`Subordinated Obligations' means any and all indebtedness or obligations owing by the Company to Tia, Inc. pursuant to that certain Loan Agreement dated as of October 25, 1995, between the Company and Tia, Inc. (as amended, modified or restated from time to time)."

     (b) Section 6 of the Original Agreement is hereby amended by adding the following paragraph 6.15:

     "6.15. The Company will use the proceeds of any New Financing obtained prior to February 29, 1996, to pay the Subordinated Obligations in full."

     (c) Section 11 of the Original Agreement is hereby amended by adding the following clauses (j) and (k) thereto:


     "(j) The Company breaches or defaults in the performance of any agreement or instrument by which the Subordinated Obligations are evidenced, governed or secured, and any such breach or default continues beyond any applicable period of grace provided therefor; and

     (k) The Company fails to receive at least $1,500,000 in New Financing prior to February 29, 1996."

     2. Representations and Warranties of the Company. In order to induce Fidelity to enter into this Agreement, the Company represents and warrants to Fidelity that:



87985 09982 CORP 96845

Michael Barsa
July 5, 1995
Page 5


     (a) The representations and warranties contained in Section 6 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

     (b) The Company is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Original Agreement, as amended hereby. The Company has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Company hereunder.

     (c) The execution and delivery by the Company of this Amendment, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Company, or of any material agreement, judgment license, order or permit applicable to or binding upon the Company, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Original Agreement, as amended hereby, will be a legal and binding instrument and agreement of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws and by general principals of equity.


     3. Miscellaneous.

     (a) The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights, power or remedy of Fidelity under the Agreement nor constitute a waiver of any provision thereof.

     (b) All representations, warranties, covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until the Original Agreement, as amended hereby, is terminated.

     (c) This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and same Amendment.

     IN WITNESS WHEREOF, the Company and Fidelity have executed this Amendment as of the date first written above.

FIDELITY:                                               THE COMPANY:
FIDELITY FUNDING OF CALIFORNIA, INC.,           AMERTRANZ WORLDWIDE, INC.,
a California corporation                          a Delaware corporation


By: ______________/s/_____________           By:____________/s/_______________
    Name:                                       Name:
    Title:                                      Title:


87985 09982 CORP 96845

Michael Barsa
July 5, 1995
Page 6




                              CONSENT AND AGREEMENT

         Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and to the provisions of the Subordination Agreement dated of even date herewith among the Company, Fidelity and Tia, Inc. Each of the undersigned hereby ratifies and confirms the General Continuing Guaranty dated as of March 16, 1995, made by him for the benefit of Fidelity, and agrees that his obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.



                                                 ___________/s/________________
                                                 Martin Hoffenberg


                                                 __________/s/_________________
                                                 Philip S. Rosso


                                                 __________/s/_________________
                                                 S. Gary Friedman




87985 09982 CORP 96845

Michael Barsa
July 5, 1995
Page 7


                              CONSENT AND AGREEMENT

         Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and to the provisions of the Subordination Agreement dated of even date herewith among the Company, Fidelity and Tia, Inc. Each of the undersigned hereby ratifies and confirms the General Continuing Guaranty dated as of March 16, 1995, made by it for the benefit of Fidelity, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                                     AMERFORD DECARIBE, INC.


                                                     __________/s/_____________
                                                     Name:
                                                     Title:

                                                     INTEGRITY LOGISTICS, INC


                                                     _________/s/______________
                                                     Name:
                                                     Title:

                                                     AMERFORD DOMESTIC, INC.


                                                     _________/s/______________
                                                     Name:
                                                     Title:



87985 09982 CORP 96845

Michael Barsa
July 5, 1995
Page 8


                                                                    [Execution]

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT


     This Third Amendment to Purchase and Sale Agreement (this "Amendment") is made and entered into and effective as of February 7, 1996, by and between Amertranz Worldwide, Inc. (the "Company") and Fidelity Funding of California Inc. ("Fidelity").

     C. The Company and Fidelity have entered into that certain Purchase and Sale Agreement dated as of March 16, 1995, as amended by the letter agreement dated as of July 5, 1995, and the Second Amendment to Purchase and Sale
Agreement dated as of October 25, 1995 (as so amended, the "Original Agreement"). Capitalized terms used in this Amendment shall have the same meanings given to them in the Original Agreement.

     D. The Company and Fidelity desire to amend the Original Agreement and hereby agree as follows:

     1. Amendments. Fidelity and the Company hereby agrees as follows:

     (a) Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "Caribbean" immediately following the definition of "Affiliated Company Agreements":

     "`Caribbean' means Caribbean Air Services, Inc., a Delaware corporation."

     Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "Distribution" immediately following the definition of "Dispute":

     "`Distribution' means any payment of any dividend or any other distribution in respect of any class of capital stock of (or any other interest in) the Company or any other capital contribution, purchase, redemption, acquisition or retirement of any shares of the capital stock of the Company (whether such interests are now or hereafter issued, outstanding or created) or any other reduction or retirement of the capital stock of the Company."

     Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "Freight Group" immediately following the definition of "Event of Default":

     "`Freight Group' means collectively, Tia, Inc., a Delaware corporation, and Caribbean Freight Systems, Inc., a Puerto Rico corporation."


     Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "Holding" immediately following the definition of "Event of Default":

     "`Holding'   means   Amertranz   Worldwide   Holding   Corp.,   a  Delaware
corporation."

     Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definition of "IPO" immediately following the definition of "Interest Rate":

     "`IPO' means the proposed initial public offering by Holding of 1,500,000 shares of its common stock together with one warrant per share."


87985 09982 CORP 107302                8

Michael Barsa
July 5, 1995
Page 9


     Paragraph 1.1 of the Original Agreement is hereby amended by adding the following definitions of "Subordinated Promissory Note" and "Subordinated Security Agreement" immediately following the definition of "Subordinated Obligations":

     "`Subordinated Promissory Note' means those certain Secured Promissory Notes dated February 7, 1996, issued by Holding.

     `Subordinated Security Agreement' means that certain Security Agreement dated February 7, 1996, executed and delivered by the Company for the benefit of the Freight Group."

     (b) Paragraph 6.15 of the Original Agreement is hereby amended in its entirety to read as follows:

     "6.15. A portion of the proceeds of the IPO (if consummated) shall be used to pay the Subordinated Obligations in full."

     (c) Section 6 of the Original Agreement is hereby amended by adding the following paragraph 6.16:

     "6.16. The Company shall not make any Distribution."

     (d) Section 11 of the Original Agreement is hereby amended by adding the following clauses thereto:

     "(l) Holding shall fail to pay as and when due any amount owed to the Freight Group;



     (m) Caribbean shall fail to pay as and when due any amount owed to the Freight Group;

     (n) The occurrence of any `default' under the Subordinated Security Agreement;

     (o) The occurrence of any `Event of Default' under the Subordinated Promissory Note; and

     (p) Any person or entity which has entered into a subordination agreement with Fidelity breaches any covenant, agreement, term or condition of such agreement, or any representation or warranty made therein is untrue."

     2. Representations and Warranties of the Company. In order to induce Fidelity to enter into this Agreement, the Company represents and warrants to Fidelity that:

     (a) The representations and warranties contained in Section 6 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

     (b) The Company is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Original Agreement, as amended hereby. The Company has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Company hereunder.


87985 09982 CORP 107302                9

Michael Barsa
July 5, 1995
Page 10


     (c) The execution and delivery by the Company of this Amendment, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Company, or of any material agreement, judgment license, order or permit applicable to or binding upon the Company, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Original Agreement, as amended hereby, will be a legal and binding instrument and agreement of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws and by general principals of equity.

     3. Condition to Effectiveness. This Amendment shall become effective as of the date first above written when and only when Fidelity shall have received, at Fidelity's offices the following documents, each document being duly authorized, executed and delivered, and in form and substance satisfactory to Fidelity:


     (a) A counterpart of this Amendment;

     (b) A subordination agreement of each of Tia, Inc., Caribbean Freight Systems, Inc., and each purchaser of the Subordinated Promissory Notes;

     (c) A Guaranty of Holding;

     (d) A  subordination  agreement  of  each  of  David  Pulk  and MH  Capital
Partners;

     (e) A First Amendment to Subordination Agreement executed by each of Michael Barsa, Jean Barsa, Allan Rubin, Michael Kilzi, Bruce Brandi, David Pulk and MH Capital Partners; and

     (f) Officer's Certificate of each of Holding, Tia, Inc. and Caribbean Freight Systems, Inc.

     4. Miscellaneous.

     (a) The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights, power or remedy of Fidelity under the Agreement nor constitute a waiver of any provision thereof.

     (b) All representations, warranties, covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until the Original Agreement, as amended hereby, is terminated.

     (c) This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and same Amendment.

87985 09982 CORP 107302                10

Michael Barsa
July 5, 1995
Page 11



     IN WITNESS WHEREOF, the Company and Fidelity have executed this Amendment as of the date first written above.

FIDELITY:                                    THE COMPANY:
FIDELITY FUNDING OF CALIFORNIA, INC.,        AMERTRANZ WORLDWIDE, INC.,
a California corporation                     a Delaware corporation



By:_____________/s/________________          By:_____________/s/______________
   Name:                                        Name:
   Title:                                       Title:


87985 09982 CORP 107302                11

Michael Barsa
July 5, 1995
Page 12




                              CONSENT AND AGREEMENT


     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and to the provisions of the Subordination Agreement dated of even date herewith among the Company, Fidelity and Tia, Inc. Each of the undersigned hereby ratifies and confirms the General Continuing Guaranty dated as of March 16, 1995, made by him for the benefit of Fidelity, and agrees that his obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.




                                                      ________/s/_____________
                                                      Martin Hoffenberg


                                                      _______/s/______________
                                                      Philip S. Rosso







87985 09982 CORP 107302                12

Michael Barsa
July 5, 1995
Page 13

                              CONSENT AND AGREEMENT

         Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and to the provisions of the Subordination Agreement dated of even date herewith among the Company, Fidelity and Tia, Inc. Each of the undersigned hereby ratifies and confirms the General Continuing Guaranty dated as of March 16, 1995, made by it for the benefit of Fidelity, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                                      AMERFORD DECARIBE, INC.


                                                      __________/s/____________
                                                      Name:
                                                      Title:

                                                      INTEGRITY LOGISTICS, INC.


                                                      __________/s/____________
                                                      Name:
                                                      Title:

                                                      AMERFORD DOMESTIC, INC.


                                                      _________/s/_____________
                                                      Name:
                                                      Title:


87985 09982 CORP 107302                13